EXHIBIT 99.1

Alignment Healthcare Reports Third Quarter 2025 Results, Surpasses High-End of Guidance Across All Key Metrics

  Reports Q3 revenue of $993.7 million, up 43.5% year-over-year
  Beats high end of third quarter guidance and raises full-year outlook across all key metrics: membership, revenue, adjusted gross profit and adjusted EBITDA
  Has 100% of members in plans rated 4 stars or higher for second consecutive year in 2026, including two 5-star contracts in Nevada and North Carolina and a 4.5-star contract in Texas

ORANGE, Calif., Oct. 30, 2025 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), today reported financial results for its third quarter ended September 30, 2025.

“Our third quarter results mark the third consecutive quarter in which we surpassed the high end of our guidance across all key metrics,” said John Kao, founder and CEO. “These outcomes reinforce the strength and scalability of our care model, which continues to deliver consistent results across our markets. With 100% of our members in 4-star or higher plans for the second year in a row, we are leading a paradigm shift in Medicare Advantage that prioritizes quality, access and putting seniors first.”

Third Quarter 2025 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended September 30, 2024.

  Health plan membership at the end of the quarter was approximately 229,600, up 25.9% year-over-year
  Total revenue was $993.7 million, up 43.5% year-over-year
  Adjusted gross profit* was $127.5 million and income from operations was $7.7 million
    Adjusted gross profit excludes depreciation and amortization of $8.0 million and selling, general, and administrative expenses of $110.0 million (which includes $14.5 million of equity-based compensation). Adjusted gross profit also excludes $0.01 million of depreciation expense and an additional $1.8 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 87.2%
  Adjusted EBITDA* was $32.4 million and net income was $3.7 million
  * Please see "Third Quarter 2025 Non-GAAP Reconciliation Tables" below for more information on the non-GAAP financial measures reported here as supplemental information.

Outlook for Fourth Quarter and Fiscal Year 2025

	Three Months Ending December 31, 2025		Twelve Months Ending December 31, 2025
$ Millions	Low	High	Low	High
Health Plan Membership	232,500	234,500	232,500	234,500
Revenue	$995	$1,010	$3,931	$3,946
Adjusted Gross Profit(1)	$104	$113	$474	$483
Adjusted EBITDA(1)	$(9)	$(1)	$90	$98

_______________________

(1) Adjusted gross profit and adjusted EBITDA are non-GAAP financial measures presented as supplemental disclosure. We cannot provide estimated ranges for the most directly comparable GAAP measures without unreasonable efforts because of the uncertainty around certain items that may impact such GAAP measures, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted. See “Third Quarter 2025 Non-GAAP Reconciliation Tables” for additional information.

Third Quarter 2025 Non-GAAP Reconciliation Tables

Adjusted Gross Profit(1) is reconciled as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
(dollars in thousands)
Income (loss) from operations	$7,681	$(19,522)	$25,036	$(79,010)
Add back:
Equity-based compensation (medical expenses)	1,775	1,489	4,521	3,384
Depreciation (medical expenses)	8	46	74	144
Restructuring costs (medical expenses)(2)	—	—	—	796
Depreciation and amortization(3)	7,977	7,640	22,574	20,110
Selling, general, and administrative expenses	110,015	90,871	317,643	269,246
Total add back	119,775	100,046	344,812	293,680
Adjusted gross profit	$127,456	$80,524	$369,848	$214,670

(1) Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as income (loss) from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses.
(2) Represents severance and related costs incurred as part of a corporate restructuring designed to streamline our organizational structure and drive operational efficiencies.
(3) Amortization expense for the nine months ended September 30, 2025 includes $0.6 million in impairment expense related to the remeasurement of goodwill associated with one of our subsidiaries.

Adjusted EBITDA(1) is reconciled as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
(dollars in thousands)
Net income (loss)	$3,729	$(26,429)	$10,028	$(97,007)
Less: Net loss attributable to noncontrolling interest	—	(16)	(254)	(63)
Adjustments:
Interest expense	3,950	6,937	11,850	18,055
Depreciation and amortization(2)	7,985	7,686	22,648	20,254
Income taxes	2	(8)	3,247	14
Equity-based compensation(3)	16,227	17,258	48,967	54,896
Acquisition expenses(4)	—	14	—	26
Litigation costs(5)	546	456	1,608	1,177
Loss on ROU assets(6)	—	—	—	143
Gain on sale of property and equipment	—	(8)	(72)	(8)
Restructuring costs(7)	—	—	—	2,363
Adjusted EBITDA	$32,439	$5,922	$98,530	$(24)

(1) Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, certain litigation costs, gains or losses on right of use ("ROU") assets, gains or losses on sale of property and equipment, restructuring costs and equity-based compensation expense.
(2) Amortization expense for the nine months ended September 30, 2025 includes $0.6 million in impairment expense related to the remeasurement of goodwill associated with one of our subsidiaries.
(3) Represents equity-based compensation related to grants made in the applicable year.
(4) Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.
(5) Represents litigation costs considered outside of the ordinary course of business based on the following considerations which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) complexity of the case, (iii) nature of the remedies sought, (iv) litigation posture of the Company, (v) counterparty involved, and (vi) the Company's overall litigation strategy.
(6) Represents gains or losses related to ROU assets that were terminated or subleased in the respective period.
(7) Represents severance and related costs incurred as part of a corporate restructuring designed to streamline our organizational structure and drive operational efficiencies.

Conference Call Details
The company will host a conference call at 5 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast will be available online at https://ir.alignmenthealth.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/ov96m6yi. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health’s mission-focused team makes high-quality, low-cost care a reality for its Medicare Advantage members every day. Based in California, the company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVA®. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the quarter and year ending December 31, 2025. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor, including potential federal reductions in MA funding; changes in laws and regulations applicable to our business model; risks related to our indebtedness; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in our labor costs. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2024, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets (in thousands, except par value and share amounts) (Unaudited)
	September 30, 2025	December 31, 2024
Assets
Current Assets:
Cash and cash equivalents	$618,067	$432,859
Accounts receivable (less allowance for credit losses of $548 at September 30, 2025 and $0 at December 31, 2024)	219,837	153,904
Investments - current	26,013	37,791
Prepaid expenses and other current assets	121,407	37,084
Total current assets	985,324	661,638
Property and equipment, net	67,017	67,139
Right of use asset, net	7,338	7,818
Goodwill	32,060	34,826
Intangible Assets, net	4,550	4,550
Other assets	6,325	6,092
Total assets	$1,102,614	$782,063
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$528,796	$289,788
Accounts payable and accrued expenses	34,009	22,126
Accrued compensation	48,280	39,931
Total current liabilities	611,085	351,845
Long-term debt, net of debt issuance costs	322,736	321,428
Long-term portion of lease liabilities	6,922	7,835
Total liabilities	940,743	681,108
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 shares authorized as of September 30, 2025 and December 31, 2024, respectively; no shares issued and outstanding as of September 30, 2025 and December 31, 2024	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of September 30, 2025 and December 31, 2024; 199,988,515 and 191,778,639 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	200	192
Additional paid-in capital	1,159,682	1,107,952
Accumulated deficit	(998,011)	(1,008,293)
Total Alignment Healthcare, Inc. stockholders' equity	161,871	99,851
Noncontrolling interest	—	1,104
Total stockholders' equity	161,871	100,955
Total liabilities and stockholders' equity	$1,102,614	$782,063

Condensed Consolidated Statements of Operations (in thousands, except per share amounts) (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Earned premiums	$983,681	$684,496	$2,907,927	$1,980,146
Other	10,014	7,937	27,988	22,174
Total revenues	993,695	692,433	2,935,915	2,002,320
Expenses:
Medical expenses	868,022	613,444	2,570,662	1,791,974
Selling, general, and administrative expenses	110,015	90,871	317,643	269,246
Depreciation and amortization	7,977	7,640	22,574	20,110
Total expenses	986,014	711,955	2,910,879	2,081,330
Income (loss) from operations	7,681	(19,522)	25,036	(79,010)
Other expenses:
Interest expense	3,950	6,937	11,850	18,055
Other income, net	—	(22)	(89)	(72)
Total other expense	3,950	6,915	11,761	17,983
Income (loss) before income taxes	3,731	(26,437)	13,275	(96,993)
Provision (benefit) for income taxes	2	(8)	3,247	14
Net income (loss)	$3,729	$(26,429)	$10,028	$(97,007)
Less: Net loss attributable to noncontrolling interest	—	(16)	(254)	(63)
Net income (loss) attributable to Alignment Healthcare, Inc.	$3,729	$(26,413)	$10,282	$(96,944)

Net income (loss) per share attributable to Alignment Healthcare, Inc.:
Basic	0.02	(0.14)	0.05	(0.51)
Diluted	0.02	(0.14)	0.05	(0.51)
Weighted-average common shares outstanding:
Basic	199,026,808	191,361,283	197,007,141	190,423,014
Diluted	208,927,980	191,361,283	208,439,200	190,423,014

Condensed Consolidated Statements of Cash Flows (in thousands) (Unaudited)
	Nine Months Ended September 30,
	2025	2024
Operating Activities:
Net income (loss)	$10,028	$(97,007)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Provision for credit loss	548	123
Loss on right of use assets	—	135
Gain on sale of property and equipment	(72)	(8)
Depreciation and amortization	22,648	20,254
Amortization-investment discount	(1,041)	(2,084)
Amortization-debt issuance costs	1,321	978
Equity-based compensation	48,967	54,896
Non-cash lease expense	1,178	1,360
Changes in operating assets and liabilities:
Accounts receivable	(66,451)	(19,226)
Prepaid expenses and other current assets	(84,326)	(8,809)
Other assets	(47)	77
Medical expenses payable	239,008	91,726
Accounts payable and accrued expenses	11,180	2,835
Deferred premium revenue	5	(116)
Accrued compensation	8,349	(161)
Lease liabilities	(993)	(1,492)
Net cash provided by operating activities	190,302	43,481
Investing Activities:
Purchase of investments	(45,194)	(75,524)
Sale of property and equipment	75	14
Maturities of investments	57,995	152,755
Sale of business	1,065	—
Acquisition of property and equipment	(21,752)	(32,134)
Net cash (used in) provided by investing activities	(7,811)	45,111
Financing Activities:
Proceeds from long-term debt	—	50,000
Payment of employment taxes related to release of restricted stock	—	(350)
Debt issuance costs	(26)	(512)
Proceeds from stock option exercises	2,771	—
Contributions from noncontrolling interest holders	—	15
Net cash provided by financing activities	2,745	49,153
Net increase in cash	185,236	137,745
Cash, cash equivalents and restricted cash at beginning of period	434,942	204,954
Cash, cash equivalents and restricted cash at end of period	$620,178	$342,699
Supplemental disclosure of cash flow information:
Cash paid for interest	$6,740	$15,602
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$79	$112

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the total above:

	September 30, 2025	September 30, 2024
Cash and cash equivalents	$618,067	$340,300
Restricted cash in other assets	2,111	2,399
Total	$620,178	$342,699

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, certain litigation costs, gains or losses on right of use ("ROU") assets, gains or losses on sale of property and equipment, restructuring costs and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net income (loss), which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses, excluding depreciation, equity-based compensation and clinical restructuring costs, by total revenues in a given period.

Adjusted Gross Profit

Adjusted gross profit is a non-GAAP financial measure that we define as income (loss) from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses.

Adjusted gross profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of adjusted gross profit in lieu of income (loss) from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term adjusted gross profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Priya Shah
mPR, Inc. for Alignment Health
alignment@mpublicrelations.com